UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): June 5, 2014

Alliqua BioMedical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 Cabot Boulevard West Langhorne, Pennsylvania	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

Alliqua, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 5, 2014, Alliqua BioMedical, Inc. (formerly Alliqua, Inc., a Florida corporation, and referred to in this Current Report as the “Company”) held its 2014 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders approved an Agreement and Plan of Merger (the “Plan of Merger”) between the Company and its wholly-owned Delaware subsidiary, Alliqua BioMedical, Inc. (“Alliqua Delaware”), pursuant to which the Company merged with and into Alliqua Delaware for the sole purpose of changing the Company’s name and state of domicile, including the approval of the Certificate of Incorporation of Alliqua Delaware.

Alliqua Delaware is deemed to be the successor issuer of Alliqua, Inc. under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Plan of Merger is attached hereto as Exhibit 2.1.

The reincorporation of the Company did not result in any change in the name, Nasdaq listing, CUSIP number, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Company. In addition, the Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “ALQA.” Shareholders are not required to exchange Company shares in connection with the reincorporation.

As of the effective date of the reincorporation, the rights of the Company’s stockholders began to be governed by the Delaware General Corporation Law, the Alliqua Delaware Certificate of Incorporation attached hereto as Exhibit 3.1 and the Bylaws of Alliqua Delaware, attached hereto as Exhibit 3.2.

Additional information about the reincorporation and a comparison of the rights of stockholders of the Company prior to and following the reincorporation can be found in the Company’s definitive proxy statement for the annual meeting, filed with the Securities and Exchange Commission on April 22, 2014 (the “2014 Proxy”), the relevant portions of which are incorporated herein by reference. The description of the Plan of Merger, the Alliqua Delaware Certificate of Incorporation and the Bylaws of Alliqua Delaware above and such portions of the proxy statement are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Items 1.01 and 5.07, which are incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the shareholders approved the 2014 Long-Term Incentive Plan (the “2014 Plan”). The 2014 Plan had been previously approved by the Company’s board of directors (the “Board”), subject to shareholder approval, and is described in the 2014 Proxy.

The purpose of the 2014 Plan is to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. The 2014 Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. The 2014 Plan is administered by the Board. A total of 2,000,000 shares of common stock are reserved for award under the 2014 Plan.

For more information about the 2014 Plan, see the 2014 Proxy, the relevant portions of which are incorporated herein by reference. The description of the 2014 Plan above and such portions of the proxy statement are qualified in their entirety by reference to the full text of the 2014 Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Items 1.01 and 5.07, which are incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting to vote on the following proposals:

(1) Approval of the Plan of Merger, providing for the Company’s merger with and into Alliqua Delaware for the sole purpose of changing the Company’s name and state of domicile, including the approval of the Certificate of Incorporation of Alliqua Delaware.

(2) If Proposal 1 was approved, approval of an amendment of the Certificate of Incorporation of Alliqua Delaware to provide for the annual election of directors.

(3) If Proposal 2 was approved, election of seven directors to serve on the Board for a term of one year or until their respective successors are elected and qualified.

(4) If Proposal 2 was not approved, election of three Class I directors and two Class II directors to serve on the Board for a term of two and three years, respectively, or until their respective successors are elected and qualified.

(5) Approval of the 2014 Plan.

(6) An advisory vote on executive compensation as disclosed in the 2014 Proxy.

(7) An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

(8) Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For more information about the foregoing proposals, see the 2014 Proxy, the relevant portions of which are incorporated herein by reference.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below. Holders of the Company’s common stock were entitled to one vote per share. Because Proposal 1 was approved, Proposal 2 was submitted to the stockholders and voted upon. Because Proposal 2 was approved, Proposal 3 was submitted to the stockholders and voted upon and Proposal 4 was not.

Proposal 1:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
10,548,557	1,380	5,757	3,011,038

Proposal 2:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
10,551,265	1,729	2,700	3,011,038

The amendment to the Certificate of Incorporation of Alliqua Delaware to provide for the annual election of directors is attached hereto as Exhibit 3.3 and incorporated by reference herein.

Proposal 3:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Johnson	10,529,026	26,668	3,011,038
Jerome Zeldis	10,415,286	140,408	3,011,038
Perry Karsen	10,537,931	17,763	3,011,038
Joseph Leone	10,430,638	125,056	3,011,038
Kenneth Pearsen	10,447,856	107,838	3,011,038
Jeffrey Sklar	10,325,244	230,450	3,011,038
David Stefansky	10,537,931	17,763	3,011,038

Proposal 5:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
10,335,950	198,418	21,326	3,011,038

Proposal 6:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
10,482,467	51,971	21,256	3,011,038

Proposal 7:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstaining
3,083,192	81,512	7,384,417	6,573

Proposal 8:

Votes For	Votes Against	Votes Abstaining
13,500,059	50,560	16,113

In light of the outcome of the advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years, the Company intends to hold such an advisory vote every three years. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 8.01	Other Events.

On June 11, 2014, the Company issued a press release announcing the reincorporation. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated June 5, 2014, by and between Alliqua, Inc. and Alliqua BioMedical, Inc.
3.1	Certificate of Incorporation of Alliqua BioMedical, Inc.
3.2	Bylaws of Alliqua BioMedical, Inc.
3.3	Certificate of Amendment to Certificate of Incorporation of Alliqua BioMedical, Inc.
10.1	2014 Long-Term Incentive Plan
99.1	Press Release, dated June 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: June 11, 2014	By:	/s/ Brian Posner
Name: Brian Posner
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated June 5, 2014, by and between Alliqua, Inc. and Alliqua BioMedical, Inc.
3.1	Certificate of Incorporation of Alliqua BioMedical, Inc.
3.2	Bylaws of Alliqua BioMedical, Inc.
3.3	Certificate of Amendment to Certificate of Incorporation of Alliqua BioMedical, Inc.
10.1	2014 Long-Term Incentive Plan
99.1	Press Release, dated June 11, 2014